Leases (Tables)	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Schedule of Esimated Future Minimum Rental Income
As of December 31, 2013, future minimum payments to be received related to these agreements were estimated to be:

Millions of Dollars

2014	$95.5
2015	95.5
2016	95.7
2017	95.5
2018	76.8
2019 and thereafter	350.4
Total	$809.4

In connection with the Gold Line/Medford Acquisition, we entered into certain transportation services agreements, terminal services agreements and storage services agreements with Phillips 66, effective March 1, 2014, which are considered operating leases under GAAP. See Note 17—Related Party Transactions, for additional information on these agreements. Total future minimum payments to be received related to these agreements were estimated to be $712.4 million.